Exhibit 32.2

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of Sarbanes-Oxley act of 2002

Solely for the purposes of complying with 18 U.S.C. §1350, I, the undersigned Chief Financial Officer of Jagged Peak, Inc. (the “Company”), hereby certify that the Quarterly Report on Form 10-Q of the Company for the period ended April 1, 2011, (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by the report.

Date: May 12, 2011

By:	/s/ Andrew J. Norstrud
Chief Financial Officer
(Principle Financial Officer)